________________________________________________________________________________
                                                                               1



DEAR SHAREHOLDERS:

Our commentary for CIGNA High Income Shares (the "Fund") covering the nine months ended September 30, 2003 follows.

MARKET SUMMARY

The high yield bond market performed admirably in the third quarter and proved resilient in the face of rising interest rates. While U.S. Government and investment-grade bonds were buffeted by sharply rising interest rates early in the third quarter, high yield spreads tightened and the sector performed well on both a relative and an absolute basis. The combination of both improving fundamentals and technicals in the high yield sector helped drive returns in the third quarter. For the third quarter and year-to-date, the total returns on the Lehman Brothers High Yield Bond Index were 2.77% and 21.77%, respectively, compared with total returns of -0.15% and 3.78% for the Lehman Brothers Aggregate Bond Index.

From a technical perspective, money began flowing back into high yield mutual funds, while the new issue supply has been relatively light, thus driving up the price on most secondary issues. Fundamentally, our sub-adviser, Shenkman Capital Management, Inc., has seen more positive developments from companies in which the Fund invests, and the corporate default rate continues to decline. From its peak of 10.9% (Moody's) in January 2002, the high yield default rate has declined significantly to 5.7% by the end of September. This combination of a favorable supply/demand for high yield paper and lower default rates should continue to propel the high yield market over the next several quarters.

As the chart below illustrates, the most speculative credits continued to show excellent returns in the third quarter.

MARKET PERFORMANCE BY RATING(1)
3RD QUARTER 2003

--------------------------------
BB                       1.72%
--------------------------------
B                        2.13
--------------------------------
CC & Lower               6.24

/(1)/ Source: Merrill Lynch High Yield Index

In the third quarter, our sub-adviser, who was approved by shareholders at the end of April 2003, executed 85 trades (42 buys and 43 sells). The repositioning of the portfolio is now essentially complete, with an upgrading of the credit quality without a material reduction in the portfolio's gross yield. The strategy has been to purchase selective new issues and better quality bonds at a moderate discount to provide both high current income and some capital appreciation potential.

At September 30, 2003, the average maturity of the Fund was 7.7 years, shorter than the benchmark maturity of 8.2 years. The Fund's average coupon was 9.01% versus 8.69% for the benchmark.

The Fund remains broadly diversified, with holdings in 149 issuers. The Fund's leverage during the quarter remained below 33% of assets and was 30% at September 30, 2003.

FUND PERFORMANCE

The Fund returned 3.34% and 22.48%, respectively, (based on its net asset value) for the third quarter and the year-to-date. The Fund's returns for the quarter and year-to date, based on the market value of its shares traded on the New York Stock Exchange, were -4.28% and 23.06%, respectively.

________________________________________________________________________________
                                                                               2


OUTLOOK

According to the Morgan Stanley High Yield Index, approximately 70% of the return in high yield bonds this year has been produced by 20% of the issuers. We do not believe that it is sustainable that such a narrow segment of speculative issues will continue to produce such outsized returns. We think that pursuing a better credit quality strategy should generate greater long-term performance and provide a better opportunity for a stable dividend policy.

Sincerely,

/s/ Richard H. Forde

Richard H. Forde
CHAIRMAN OF THE BOARD AND PRESIDENT
CIGNA HIGH INCOME SHARES


NOTE: THIS COMMENTARY IS NOT PART OF THE THIRD QUARTER REPORT TO SHAREHOLDERS.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES                             3
September 30, 2003 (Unaudited)


                                                                                            Principal           Value
                                                                                              (000)             (000)
----------------------------------------------------------------------------------------------------------------------------

BONDS AND NOTES - 136.4%

AEROSPACE/DEFENSE - 4.6%
Aviall, Inc., 7.63%, 2011 144A                                                                     $1,750          $  1,794
BE Aerospace, Inc., 9.50%, 2008                                                                     1,000               910
Hexcel Corp., 9.75%, 2009                                                                           1,750             1,824
Sequa Corp., 8.88%, 2008                                                                            1,500             1,620
Titan Corp., 8.00%, 2011 144A                                                                         500               585
                                                                                                          ------------------
                                                                                                                      6,733
                                                                                                          ------------------

AUTO & TRUCK - 3.9%
Dana Credit Corp., 8.38%, 2007 144A                                                                 1,850             1,915
Dura Operating Corp., 9.00%, 2009                                                                   1,000               930
Mark IV Industries, Inc., 7.50%, 2007                                                               1,240             1,029
TRW Automotive, Inc.,
 9.38%, 2013 144A                                                                                   1,240             1,395
 11.00%, 2013 144A                                                                                    420               489
                                                                                                          ------------------
                                                                                                                      5,758
                                                                                                          ------------------

BEVERAGES/FOOD & TOBACCO - 3.8%
American Seafoods Group LLC, 10.13%, 2010                                                             640               768
Del Monte Corp., 8.63%, 2012 144A                                                                     610               665
Dole Food, Inc.,
 7.25%, 2010                                                                                          750               754
 8.88%, 2011                                                                                        1,000             1,065
Premier International Foods PLC, 12.00%, 2009                                                       2,100             2,300
                                                                                                          ------------------
                                                                                                                      5,552
                                                                                                          ------------------

BROADCASTING & MEDIA - 2.7%
Allbritton Communications Co., 7.75%, 2012                                                          1,120             1,142
Corus Entertainment, Inc., 8.75%, 2012                                                                550               602
Panamsat Corp., 8.50%, 2012                                                                           420               440
Sinclair Broadcast Group,
 8.75%, 2011                                                                                        1,200             1,305
 8.00%, 2012                                                                                          500               527
                                                                                                          ------------------
                                                                                                                      4,016
                                                                                                          ------------------

BUILDING MATERIALS - 1.7%
Jacuzzi Brands, Inc., 9.63%, 2010 144A                                                                250               260
Koppers Industry, Inc., 9.88%, 2007                                                                   860               894
Nortek Holdings, Inc., 8.88%, 2008                                                                  1,350             1,396
                                                                                                          ------------------
                                                                                                                      2,550
                                                                                                          ------------------

                                                                                                          ------------------



                                                                                            Principal           Value
                                                                                              (000)             (000)
----------------------------------------------------------------------------------------------------------------------------

CABLE TV - 8.2%
Charter Communications Holdings LLC, 8.63%, 2009                                                   $1,000          $    765
CSC Holdings, Inc., 10.50%, 2016                                                                    2,550             2,799
DirecTV Holdings LLC, 8.38%, 2013                                                                   1,210             1,364
Echostar DBS Corp.,
 4.88%, 2007                                                                                        1,000             1,019
 10.38%, 2007                                                                                       1,080             1,202
Insight Midwest LP, 9.75%, 2009                                                                     1,060             1,068
Lodgenet Entertainment Corp., 9.50%, 2013                                                           1,500             1,597
Mediacom Broadband LLC, 11.00%, 2013                                                                  590               621
Mediacom LLC, 8.50%, 2008                                                                           1,750             1,697
                                                                                                          ------------------
                                                                                                                     12,132
                                                                                                          ------------------

CHEMICALS - 1.8%
Equistar Chemicals LP, 10.13%, 2008                                                                   930               921
Huntsman ICI Chemicals, Inc., 10.13%, 2009                                                            905               860
ISP Holdings, Inc., 10.63%, 2009                                                                      770               839
                                                                                                          ------------------
                                                                                                                      2,620
                                                                                                          ------------------

CONSUMER PRODUCTS - 6.0%
American Greetings Corp., 11.75%, 2008                                                                300               342
Jafra Cosmetics International, Inc., 10.75%, 2011                                                   2,000             2,175
Jarden Corp., 9.75%, 2012                                                                             500               538
Jostens, Inc., 12.75%, 2010                                                                         1,130             1,311
Remington Products Co., LLC, 11.00%, 2006                                                           1,240             1,263
Samsonite Corp., 10.75%, 2008                                                                       2,000             2,090
United Industries Corp., 9.88%, 2009                                                                1,085             1,118
                                                                                                          ------------------
                                                                                                                      8,837
                                                                                                          ------------------

CONTAINERS & PACKAGING - 7.2%
Crown Euro Holdings S.A., 9.50%, 2011 144A                                                          1,430             1,537
Graham Packaging Co., Inc.,                                                                           500               511
8.75%, 2008
 Step Coupon (10.75% to 1/15/09), 2009                                                                910               933
Graphic Packaging International, Inc.,                                                              1,000             1,098
9.50%, 2013 144A
Greif Brothers Corp., 8.88%, 2012                                                                     940             1,018
Owens-Brockway,                                                                                     1,850             1,993
8.75%, 2012
 8.25%, 2013                                                                                        1,750             1,785
Pliant Corp., 13.00%, 2010                                                                          1,130             1,051



The Notes to Financial Statements are an integral part of these statemens

________________________________________________________________________________
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES                             4
September 30, 2003 (Unaudited)(Continued)



                                                                                            Principal           Value
                                                                                              (000)             (000)
----------------------------------------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING (continued)
U.S. Can Corp., 10.88%, 2010 144A                                                                  $750            $    761
                                                                                                        --------------------
                                                                                                                     10,687
                                                                                                        --------------------

ELECTRONICS - 1.2%
Flextronics International Ltd., 6.50%, 2013 144A                                                  1,800               1,769
                                                                                                        --------------------

ENVIRONMENTAL - 2.8%
Allied Waste North America, Inc.,
 8.88%, 2008                                                                                        430                 465
 7.88%, 2009                                                                                      2,590               2,687
 10.00%, 2009                                                                                       590                 639
IESI Corp., 10.25%, 2012                                                                            250                 271
                                                                                                        --------------------
                                                                                                                      4,062
                                                                                                        --------------------

GAMING - 6.7%
Boyd Gaming Corp., 7.75%, 2012                                                                    1,000               1,033
Hard Rock Hotel, Inc., 8.88%, 2013 144A                                                           1,000               1,054
Isle of Capri Casinos, Inc., 8.75%, 2009                                                          1,570               1,664
Jacobs Entertainment, Inc., 11.88%, 2009                                                            900                 963
Majestic Investor Holdings, 11.65%, 2007                                                            500                 510
Mandalay Resort Group, 10.25%, 2007                                                                 460                 529
MGM Grand, Inc., 9.75%, 2007                                                                        470                 532
Park Place Entertainment Corp., 9.38%, 2007                                                       1,170               1,293
Pinnacle Entertainment, Inc., 9.25%, 2007                                                         2,250               2,298
                                                                                                        --------------------
                                                                                                                      9,876
                                                                                                        --------------------

GENERAL INDUSTRIAL - 2.7%
Blount, Inc., 13.00%, 2009                                                                          800                 712
Johnsondiversey Holdings, Inc.,                                                                   1,000                 695
Step Coupon (0% to 5/15/07), 2013 144A
Norcross Safety Products LLC, 9.88%, 2011 144A                                                      900                 950
Trimas Corp., 9.88%, 2012                                                                           730                 741
Wolverine Tube, Inc., 10.50%, 2009                                                                  910                 915
                                                                                                        --------------------
                                                                                                                      4,013
                                                                                                        --------------------

GROCERY - 2.9%
Stater Brothers Holdings, Inc., 10.75%, 2006                                                      1,230               1,298
Winn-Dixie Pass-Thru Trust, 8.18%, 2024 144A                                                      3,640               2,985
                                                                                                        --------------------
                                                                                                                      4,283
                                                                                                        --------------------





                                                                                            Principal           Value
                                                                                              (000)             (000)
----------------------------------------------------------------------------------------------------------------------------



HEALTH CARE - 5.7%
Alliance Imaging, Inc., 10.38%, 2011                                                                $172           $    179
Ameripath, Inc., 10.50%, 2013                                                                      1,000              1,070
Beverly Enterprises, Inc.,
 9.00%, 2006                                                                                         500                507
 9.63%, 2009                                                                                         375                398
Extendicare Health Services, Inc., 9.50%, 2010                                                     1,100              1,194
Iasis Healthcare Corp., 13.00%, 2009                                                               1,930              2,166
Medex, Inc., 8.88%, 2013 144A                                                                      1,000              1,058
Province Healthcare Co., 7.50%, 2013                                                               1,000                995
Select Medical Corp., 7.50%, 2013 144A                                                               500                516
Sybron Dental Specialties, Inc., 8.13%, 2012                                                         250                266
                                                                                                         -------------------
                                                                                                                      8,349
                                                                                                         -------------------

HOME CONSTRUCTION - 1.0%
K. Hovnanian Enterprises, Inc., 7.75%, 2013 144A                                                   1,500              1,545
                                                                                                         -------------------

LEASING - 2.2%
United Rentals, Inc.,
 9.50%, 2008                                                                                         250                259
 10.75%, 2008                                                                                        380                421
 9.25%, 2009                                                                                       1,710              1,770
Williams Scotsman, Inc., 9.88%, 2007                                                                 770                758
                                                                                                         -------------------
                                                                                                                      3,208
                                                                                                         -------------------

LEISURE ENTERTAINMENT - 5.0%
AMC Entertainment, Inc., 9.50%, 2011                                                               1,950              2,048
Bally Total Fitness Holding Corp., 10.50%, 2011 144A                                                 500                526
Intrawest Corp., 10.50%, 2010                                                                        980              1,082
Royal Caribbean Cruises Ltd., 7.25%, 2018                                                          1,250              1,156
Six Flags, Inc., 8.88%, 2010                                                                         850                780
Town Sports International, Inc., 9.63%, 2011                                                       1,750              1,864
                                                                                                         -------------------
                                                                                                                      7,456
                                                                                                         -------------------

LODGING/HOTELS - 3.9%
Felcor Lodging LP,
 10.00%, (Coupon change based on rating), 2008                                                       620                667
 9.00%, (Coupon change based on rating), 2011                                                        570                596
Host Marriott Corp.,
 9.25%, 2007                                                                                         780                851
 7.88%, 2008                                                                                       1,250              1,284


The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES                             5
September 30, 2003 (Unaudited)(Continued)



                                                                                            Principal           Value
                                                                                              (000)             (000)
----------------------------------------------------------------------------------------------------------------------------

LODGING/HOTELS (continued)
La Quinta Properties, Inc., 8.88%, 2011 144A                                                     $1,000            $  1,084
Starwood Hotels & Resorts Worldwide, Inc.,                                                        1,200               1,314
7.88%, 2012
                                                                                                        --------------------
                                                                                                                      5,796
                                                                                                        --------------------

OIL & GAS - 10.4%
Chesapeake Energy Corp., 7.75%, 2015                                                              1,405               1,482
Clark R&M, Inc., 8.63%, 2008                                                                      1,530               1,576
El Paso Corp.
 6.75%, 2009                                                                                        800                 664
 7.88%, 2012                                                                                      1,270               1,060
Ferrellgas Partners LP, 8.75%, 2012                                                                 810                 867
Northwest Pipeline Corp., 8.13%, 2010                                                               420                 456
Premcor Refining Group, Inc., 9.50%, 2013                                                           830                 913
Tennessee Gas Pipeline Co.,
 7.50%, 2017                                                                                      2,000               1,910
 8.38%, 2032                                                                                        790                 770
Transmontaigne, Inc., 9.13%, 2010 144A                                                            1,750               1,859
Universal Compression, Inc., 7.25%, 2010                                                          2,000               2,060
Western Resources, Inc.
 9.75%, 2007                                                                                        870                 977
 7.65%, 2023                                                                                        810                 802
                                                                                                        --------------------
                                                                                                                     15,396
                                                                                                        --------------------

PAPER - 3.9%
Georgia-Pacific Corp.,
 7.50%, 2006                                                                                      1,475               1,519
 8.00%, 2014 144A                                                                                 1,000               1,036
Jefferson Smurfit Corp., 7.50%, 2013                                                              1,000               1,015
MDP Acquisitions PLC, 9.63%, 2012                                                                 1,100               1,204
Smurfit Capital Funding PLC, 7.50%, 2025                                                          1,050                 982
                                                                                                        --------------------
                                                                                                                      5,756
                                                                                                        --------------------

PRINTING & PUBLISHING - 11.1%
American Media Operation, Inc.,
 10.25%, 2009                                                                                       500                 534
 8.88%, 2011                                                                                        210                 225






                                                                                            Principal           Value
                                                                                              (000)             (000)
----------------------------------------------------------------------------------------------------------------------------


PRINTING & PUBLISHING (continued)
Dex Media East/West LLC,
 9.88%, 2009                                                                                      $500             $    566
 12.13%, 2012                                                                                      980                1,183
 9.88%, 2013 144A                                                                                  500                  565
Garden State Newspapers, Inc., 8.75%, 2009                                                       1,030                1,058
Goss Holdings, Inc., 12.25%, 2005 (a) (c)                                                        2,764                   --
Houghton Mifflin Co.,
 8.25%, 2011                                                                                       820                  859
 9.88%, 2013                                                                                       410                  435
Liberty Group, Inc., 9.38%, 2008                                                                   825                  821
Mail Well I Corp., 8.75%, 2008                                                                     500                  490
NBC Acquisition Corp., Step Coupon                                                               1,920                1,930
(10.75% to 2/15/09), 2009
Primedia, Inc.,
 8.88%, 2011                                                                                     1,595                1,655
 8.00%, 2013 144A                                                                                  750                  758
Quebecor Media Inc., 11.13%, 2011                                                                1,485                1,693
RH Donnelley Finance Corp., I
 8.88%, 2010 144A                                                                                  560                  627
 10.88%, 2012 144A                                                                                 760                  897
Vertis, Inc.,
 9.75%, 2009 144A                                                                                1,000                1,052
 10.88%, 2009                                                                                    1,000                1,028
                                                                                                       ---------------------
                                                                                                                     16,376
                                                                                                       ---------------------

RESTAURANTS - 0.5%
Buffets, Inc., 11.25%, 2010                                                                        400                  416
Dominos, Inc., 8.25%, 2011 144A                                                                    250                  264
                                                                                                       ---------------------
                                                                                                                        680
                                                                                                       ---------------------

RETAIL - 5.1%
Rent-A-Center, Inc., 7.50%, 2010                                                                 2,250                2,377
Rite Aid Corp.,
 8.13%, 2010 144A                                                                                  250                  266
 7.70%, 2027                                                                                     2,750                2,392
Saks, Inc., 7.38%, 2019                                                                          2,500                2,462
                                                                                                       ---------------------
                                                                                                                      7,497

                                                                                                       ---------------------

The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES                             6
September 30, 2003 (Unaudited)(Continued)

                                                                                            Principal           Value
                                                                                              (000)             (000)
----------------------------------------------------------------------------------------------------------------------------


SERVICES - 5.0%
Alderwoods Group, Inc., 12.25%, 2009                                                               $1,325          $  1,467
Corrections Corp. of America, 7.50%, 2011                                                           1,000             1,031
Iron Mountain, Inc.,
 7.75%, 2015                                                                                        1,000             1,040
 6.63%, 2016                                                                                        1,000               953
Service Corp. International, 7.70%, 2009                                                            1,382             1,413
URS Corp., 11.50%, 2009                                                                             1,030             1,092
Wesco Distribution, Inc., 9.13%, 2008                                                                 410               408
                                                                                                          ------------------
                                                                                                                      7,404
                                                                                                          ------------------

TELECOMMUNICATIONS - 17.5%
ACC Escrow Corp., 10.00%, 2011 144A                                                                 1,250             1,344
American Tower Corp., 9.38%, 2009                                                                   2,250             2,295
Centennial Communications Corp.,                                                                    1,000             1,030
10.13%, 2013 144A
Cincinnati Bell, Inc., 7.25%, 2013 144A                                                             1,000               990
Crown Castle International Corp.,                                                                     500               516
9.00%, 2011
 Step Coupon (0% to 8/1/04), 2011                                                                   1,550             1,542
Dobson/Sygnet Communications Co., 12.25%, 2008                                                        390               418
GCI, Inc., 9.75%, 2007                                                                                840               850
Nextel Communications, Inc.,                                                                        2,065             2,127
Step Coupon (9.75% to 10/31/07), 2007
 9.38%, 2009                                                                                          685               743
Nextel Partners, Inc., 8.13%, 2011 144A                                                             2,000             1,950
Poland Telecom Finance BV, 14.00%, 2007 (a)                                                         3,000                --
Qwest Communications International, Inc.,
 5.88%, 2004                                                                                        1,450             1,435
 7.50%, 2008                                                                                        1,920             1,843
 7.00%, 2009                                                                                        2,230             1,990
 8.88%, 2012 144A                                                                                   1,390             1,543
Rogers Cantel, Inc., 8.80%, 2007                                                                      420               430
Rogers Wireless Communications, Inc. 9.63%, 2011                                                      640               736
Spectrasite, Inc., 8.25%, 2010 144A                                                                 1,900             1,995
Triton PCS Corp., 8.75%, 2011                                                                       2,120             2,115
                                                                                                          ------------------
                                                                                                                     25,892
                                                                                                          ------------------






                                                                                            Principal           Value
                                                                                              (000)             (000)
----------------------------------------------------------------------------------------------------------------------------



TEXTILES - 2.4%
Philips-Van Heusen Corp. 8.13%, 2013 144A                                                           $2,000         $  2,090
Supreme International Corp., 12.25%, 2006                                                            1,420            1,507
                                                                                                           -----------------
                                                                                                                      3,597
                                                                                                           -----------------

TRANSPORTATION - 0.4%
American Commercial Lines LLC, 12.00%, 2008 (a)                                                        487               15
North American Van Lines, Inc., 13.38%, 2009                                                           500              573
                                                                                                           -----------------
                                                                                                                        588
                                                                                                           -----------------

UTILITIES - 6.1%
Coastal Corp., 7.50%, 2006                                                                             800              716
Illinois Power Corp., 11.50%, 2010                                                                     400              480
Midland Funding II, 11.75%, 2005                                                                     2,474            2,691
SESI LLC, 8.88%, 2011                                                                                  840              890
Sierra Pacific Power Co., 8.00%, 2008                                                                1,320            1,337
Williams Cos., Inc.,
 9.25%, 2004                                                                                         1,310            1,343
 8.13%, 2012                                                                                         1,550            1,620
                                                                                                           -----------------
                                                                                                                      9,077
                                                                                                           -----------------
                                                                                                                    201,505
TOTAL BONDS AND NOTES (COST - $195,457)
                                                                                                           -----------------
                                                                                            NUMBER OF
                                                                                             SHARES
                                                                                       --------------------

COMMON STOCK - 0.0%

HEALTH CARE - 0.0%
Mediq, Inc. (b) (c)                                                                                 11,973               --
                                                                                                           -----------------

PRINTING & Publishing - 0.0%
Goss Holdings, Inc., Class B (b) (c)                                                                64,467               --
                                                                                                           -----------------
                                                                                                                          --
TOTAL COMMON STOCK (COST - $6,198)
                                                                                                           -----------------

PREFERRED STOCK - 2.1%

BROADCASTING & Media - 0.5%
Emmis Communications Corp., 6.25%                                                                   15,000              660
                                                                                                           -----------------

CABLE TV - 1.1%
CSC Holdings, Inc., 11.13%                                                                          14,963            1,569
                                                                                                           -----------------

TELECOMMUNICATIONS - 0.5%
Crown Castle International Corp., 6.25%                                                             20,000              800
                                                                                                           -----------------
                                                                                                                      3,029
TOTAL PREFERRED STOCK (COST - $2,728)
                                                                                                           -----------------


________________________________________________________________________________
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES                             7
September 30, 2003 (Unaudited)(Continued)

                                                                                                     Number of         Value
                                                                                                     Shares            (000)
----------------------------------------------------------------------------------------------------------------------------

WARRANTS - 0.0%
Convergent Communications, Inc., Exp. 2008 (a)                                                       30,000              $--
Doe Run Resources Corp., Exp. 2012                                                                        9              --
Orbital Imaging Corp., Exp. 2005 (a)                                                                  4,250               4
Pliant Corp., Exp. 2010                                                                               3,700               2
Poland Telecom Finance BV, Exp. 2007 (a)                                                              2,500              13
Primus Telecommunications, Inc., Exp. 2004                                                            4,250              --
Versatel Telecom BV, Exp. 2008 (c)                                                                    6,550              --
                                                                                                            ----------------


TOTAL WARRANTS (COST - $266)                                                                                             19
                                                                                                            ----------------

TOTAL INVESTMENTS IN SECURITIES - 138.5%
(TOTAL COST - $204,649) (d)                                                                                         204,553
Liabilities in excess of Cash and Other Assets - (38.5%)                                                           (56,819)
                                                                                                            ----------------
                                                                                                                   $147,734
NET ASSETS - 100%
                                                                                                            ================

--------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
(a) Defaulted securities.
(b) Non-income producing securities.
(c) Fair valued security.

    TAX INFORMATION
(d) At September 30, 2003, the net unrealized appreciation of investments, based on cost for federal income tax purposes of $204,051,945, was as follows:
    Aggregate gross unrealized appreciation for all investments in which there
    was an excess of value over tax cost                          $15,004,416
    Aggregate gross unrealized depreciation for all investments
    in which there was an excess of tax cost over value           (14,503,513)
                                                                --------------
 Unrealized appreciation - net                                       $500,903
                                                                ==============

___________________________________________________________
QUALITY RATINGS* OF LONG-TERM BONDS AND NOTES (UNAUDITED)
SEPTEMBER 30, 2003
                                   Market       % of
                                   Value       Market
                                   (000)       Value
--------------------------------------------------------
Baa/BBB                                 $802       0.4%
Ba/BB                                 52,952       26.3
B/B                                  121,182       60.1
Below B                               26,569       13.2
                                ------------------------
                                    $201,505     100.0%
                                =============  =========

*THE HIGHER OF MOODY'S OR STANDARD & Poor's Ratings.
____________________________________________________________

The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES                                                       8


STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2003 (UNAUDITED)
(IN THOUSANDS)

ASSETS:
Investments in securities at value                    $204,553
Cash                                                       520
Interest and dividends receivable                        4,919
Receivables for investments sold                         1,331
Investment for Trustees' deferred                          180
compensation plan
Other                                                        1
                                                    -----------
  Total assets                                         211,504
                                                    -----------

LIABILITIES:
Loan payable                                            62,000
Dividend payable                                         1,240
Deferred Trustees' fees payable                            180
Advisory fees payable                                      153
Accrued interest payable                                   123
Audit and legal fees payable                                33
Custodian fees payable                                      16
Administrative services fees payable                        13
Shareholder reports payable                                 12
                                                    -----------
  Total liabilities                                     63,770
                                                    -----------


NET ASSETS (Equivalent to $2.74 per share
  based on 53,904 shares of beneficial
  interest outstanding; unlimited number of
  shares authorized)                                 $147,734
                                                    ===========

COMPONENTS OF NET ASSETS:
Paid in capital                                      $402,921
Undistributed net investment income                     1,615
Accumulated net realized loss                        (256,706)
Net unrealized depreciation of investments                (96)
                                                     -----------
NET ASSETS                                            $147,734
                                                     ===========
COST OF INVESTMENTS                                   $204,649
                                                     ===========

STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003 (UNAUDITED)
(IN THOUSANDS)

INVESTMENT INCOME:

INCOME:
Interest                                                               $15,396
Dividends                                                                   12
                                                                 --------------
 Total income                                                           15,408

EXPENSES:
Investment advisory fees                                  $1,146
Interest expense                                             807
Shareholder reports                                          109
Custodian fees                                                78
Audit and legal fees                                          58
Administrative services fees                                  50
Stock exchange fees                                           40
Transfer agent fees                                           30
Trustees' fees                                                26
Other                                                         11
                                                      -----------
 Total expenses                                            2,355
                                                      -----------
NET INVESTMENT INCOME                                                   13,053
                                                                 --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss from investments                                     (24,190)
Net change in unrealized depreciation of                                39,569
investments
                                                                 --------------
NET REALIZED AND UNREALIZED GAIN                                        15,379
ON INVESTMENTS
                                                                 --------------
NET INCREASE IN NET ASSETS RESULTING                                   $28,432
FROM OPERATIONS
                                                                 ==============

The Notes to Financial Statements Are an integral of these statements.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES                                                       9



STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)                                   For the Nine
                                                 Months Ended       For the Year
                                                 September 30,          Ended
                                                     2003           December 31,
                                                  (Unaudited)           2002
                                          --------------------------------------

Operations:
Net investment income                                 $13,053           $19,233
Net realized loss from investments                    (24,190)         (110,705)
Net change in unrealized depreciation                  39,569            77,483
on investments
                                          --------------------------------------
Net increase (decrease) from operations                28,432           (13,989)
                                          --------------------------------------

DIVIDENDS AND DISTRIBUTIONS:
From net investment income                            (11,135)          (15,130)
From return of capital                                      --           (4,522)
                                          --------------------------------------
Total dividends and distributions                     (11,135)          (19,652)
                                          --------------------------------------

CAPITAL SHARE TRANSACTIONS:
Net increase from 345 and
466 capital shares issued to
shareholders in reinvestment of
distributions, respectively                               899             1,486
                                          --------------------------------------
Net increase from Fund share                              899             1,486
transactions
                                          --------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
                                                       18,196           (32,155)

NET ASSETS:
Beginning of period                                   129,538           161,693
                                          --------------------------------------
End of period *                                      $147,734          $129,538
                                          ======================================
* includes undistributed and
 (overdistributed) net investment
 income of:                                            $1,615             $(303)
                                          ======================================


STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003 (UNAUDITED)
(IN THOUSANDS)

CASH PROVIDED (USED) BY FINANCING ACTIVITIES:
Increase in borrowing                                             $11,000
Dividends paid in cash                                           (10,228)
                                                           ---------------

Total amount provided
                                                                      772
                                                           ---------------

Cash Provided (Used) by Operations:
Purchases of portfolio securities                               (152,412)
Proceeds from sales of portfolio securities                       140,854
                                                           ---------------

Total amount provided
                                                                 (11,558)
                                                           ---------------
Net Investment Income (excludes net
    amortized discount and premium
    of $1,843)                                                     11,210
Net change in receivables/payables related
    to operations                                                    (616)
Net sale of short-term investment securities                          701
                                                           ---------------

Total other amounts
                                                                   11,295
                                                           ---------------
Net increase in cash                                                  509
Cash, beginning of period                                              11
                                                           ---------------

CASH, END OF PERIOD
                                                                     $520
                                                           ===============


The Notes to Financial Statements are an integral partf of these statements.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES                                                      10



FINANCIAL HIGHLIGHTS

____________________________________________________________________________________________________________________________________
                                                                         FOR THE YEAR ENDED DECEMBER 31,
                                      FOR THE NINE
                                      MONTHS ENDED
                                      SEPTEMBER 30, ________________________________________________________________________________
                                          2003            2002        2001 (C)        2000          1999          1998
                                       (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:

NET ASSET VALUE, BEGINNING OF
PERIOD                                          $2.42         $3.05         $3.88         $5.92         $6.39         $7.88

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        0.24          0.36          0.55          0.68          0.81          0.88
Net realized and unrealized gain                 0.29        (0.62)        (0.81)        (1.99)        (0.46)        (1.49)
(loss) on investments
                                    ----------------------------------------------------------------------------------------

TOTAL FROM INVESTMENT OPERATIONS                 0.53        (0.26)        (0.26)        (1.31)          0.35        (0.61)
                                    ----------------------------------------------------------------------------------------

LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment                  (0.21)        (0.29)        (0.57)        (0.73)        (0.82)        (0.88)
income
Distributions from capital                         --        (0.08)            --            --            --            --
                                    ----------------------------------------------------------------------------------------

Total dividends and distributions              (0.21)        (0.37)        (0.57)        (0.73)        (0.82)        (0.88)
                                    ----------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                  $2.74         $2.42         $3.05         $3.88         $5.92         $6.39
                                    ========================================================================================

MARKET VALUE, END OF PERIOD                     $2.64         $2.32         $3.36         $4.19         $5.38         $7.25
                                    ========================================================================================

TOTAL INVESTMENT RETURN:
Per share market value                     23.06% (d)      (21.23)%       (6.85)%      (10.05)%       (16.18)%      (3.35)%
Per share net asset value (b)              22.48% (d)       (9.07)%       (7.31)%      (24.21)%         5.78%       (8.31)%

RATIOS TO AVERAGE NET ASSETS
Expenses (includes interest                 2.24% (e)         2.53%         3.43%         4.16%         3.40%         3.40%
expense)
Expenses (excludes interest                 1.47% (e)         1.49%         1.26%         1.09%         1.02%         0.97%
expense)
Net investment income                      12.41% (e)        13.29%        15.56%        13.13%        13.05%        12.05%

PORTFOLIO TURNOVER                            73% (d)          134%           82%           38%           49%           56%

NET ASSETS, END OF PERIOD (000
OMITTED)                                     $147,734      $129,538      $161,693      $202,401      $305,352      $324,289


(a) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end-of-the-year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current-year permanent differences between financial and tax accounting.

(b) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes distributions were reinvested at net asset value. These percentages may not correspond with the performance of a shareholder's investment in the Fund based on market value, since the relationship between the market price of the stock and net asset value varied during each period.

(c) Effective January 1, 2001, the Fund was required to start amortizing premium and discount on all debt securities. The effect of this change on net investment income per share was an increase of $0.03 per share. The effect to the ratio of net investment income to average net assets was an increase of 0.77%. Per share, ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in accounting principle.

(d) Not annualized

(e) Annualized

________________________________________________________________________________
CIGNA HIGH INCOME SHARES  NOTES TO FINANCIAL STATEMENTS (Unaudited)           11



1. SIGNIFICANT ACCOUNTING POLICIES. CIGNA High Income Shares (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's primary objective is to provide the highest current income attainable, consistent with reasonable risk as determined by the Fund's investment adviser, through investment in a professionally managed, diversified portfolio of high yield, high-risk fixed income securities (commonly referred to as "junk bonds"). As a secondary objective, the Fund seeks capital appreciation, but only when consistent with its primary objective. Normally the Fund will invest at least 80% of its assets in high yield, below investment-grade bonds. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATION -- Debt securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Fund are appraised at fair value, as determined in good faith by, or under the authority of, the Fund's Board of Trustees. If events occurring after the close of the principal market in which securities are traded (but before the close of regular trading on the NYSE) are believed to materially affect the value of those securities, such securities are valued at their fair value, taking such events into account.

B. FOREIGN INVESTMENTS -- The Fund may invest in securities of foreign countries and governments, which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include inadequate accounting controls, liquidity and valuation risks.

C. HIGH YIELD BONDS -- The Fund invests in high yield bonds -- i.e., fixed income securities rated below investment grade. While the market values of these securities tend to react less to fluctuations in interest rate levels than do those of investment-grade securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than investment-grade securities. In addition, the issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued) 12



D. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income, which includes amortization of premium and accrual of discount, is recorded on the accrual basis. Securities gains and losses are determined on the basis of identified cost.

E. FEDERAL TAXES -- It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no federal income or excise taxes on realized income have been accrued. Distributions reported in the Statement of Changes in Net Assets from net investment income, including short-term gains, and capital gains are treated as ordinary income and long-term capital gains, respectively, for federal income tax purposes.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income are declared and distributed monthly and distributions from net capital gains, to the extent such gains would otherwise be taxable to the Fund, are declared and distributed at least annually. Dividends and distributions are recorded by the Fund on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatment of capital loss carryforwards, deferral losses due to wash sales, interest on defaulted securities, and excise tax regulations. To the extent that such differences are permanent, a reclassification to the Components of Net Assets may be required. As a result, at December 31, 2002, the Fund increased undistributed (overdistributed) net investment income by $3,913,745, decreased accumulated net realized loss by $608,464, and decreased paid in capital by $4,522,209.

G. CASH FLOW INFORMATION -- Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund issues its shares, invests in securities, and distributes dividends from net investment income (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and amortization of premium and discount.

2. LOAN. The Fund has a revolving credit agreement (the "Agreement") with an unrelated third party lender (the "Lender"), which will enable the Fund to borrow up to the lesser of: (A) $80,000,000; or (B) one-third of the Fund's total assets; or (C) 100% of the borrowing base eligible assets, as determined under the terms of the Agreement. The Agreement expires on October 31, 2006. Prior to expiration of the Agreement, principal is repayable in whole or in part at the option of the Fund. To secure the loan, the Fund has pledged investment securities in accordance with the terms of the Agreement. Borrowings under this Agreement bear interest at a variable rate tied to the lender's average daily cost of funds or at fixed rates, as may be agreed to between the Fund and the lender.

The average borrowings outstanding during the nine months ended September 30, 2003, were $59,699,267, at an average annual interest rate of approximately 1.81%. As of September 30, 2003,

________________________________________________________________________________
CIGNA HIGH INCOME SHARES NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued) 13



the Fund was paying interest at an annual rate of 1.57% on its outstanding borrowings.

3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Investment advisory fees were paid or accrued to TimesSquare Capital Management, Inc. ("TimesSquare"), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.75% of the first $200 million of the Fund's average weekly total asset value and 0.50% thereafter. TimesSquare in turn pays Shenkman Capital Management, Inc. its sub-advisory fee.

For administrative services, the Fund reimburses TimesSquare for a portion of the compensation and related expenses of the Fund's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the nine months ended September 30, 2003, the Fund paid or accrued $49,602.

TimesSquare is an indirect, wholly-owned subsidiary of CIGNA Corporation.

4. TRUSTEES' FEES. Trustees' fees represent remuneration paid or accrued to Trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer receipt of all or a portion of their fees, which are invested in mutual fund shares in accordance with a deferred compensation plan.

5. PURCHASES AND SALES OF SECURITIES. Purchases and sales of securities (excluding short-term obligations) for the nine months ended September 30, 2003, were $152,411,572 and $142,185,212 respectively.

6. TAX INFORMATION. As of December 31, 2002, the components of distributable earnings (excluding unrealized appreciation/(depreciation) disclosed in the Notes to Investment in Securities) on a tax basis consisted of a capital loss carryover of $224,257,371, of which $1,753,142, $28,686,393, $35,363,213,
$55,878,285 and $102,576,339 will expire in 2003, 2007, 2008, 2009 and 2010, respectively. For 2002, the Fund had a post-October loss in the amount of $7,785,282. Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following year.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES (Unaudited)                                          14


TRUSTEES                                                                     OFFICERS

                                       Marnie Wagstaff Mueller
Russell H. Jones                       Diocesan Consultant, Episcopal        Richard H. Forde
Senior Vice President, Chief           Diocese Of Connecticut                Chairman of the Board
Investment Officer and Treasurer,                                            and President
Kaman Corporation                      Carol Ann Hayes
                                       Director and Chair of Audit
Paul J. McDonald                       Committee, Reed and Barton            Alfred A. Bingham III
Special Advisor to the Board of        Corporation                           Vice President and Treasurer
Directors, Friendly Ice Cream
Corporation                            David P. Marks
                                       Chief Investment Officer, CIGNA       Jeffrey S. Winer
Richard H. Forde                       Retirement & Investment Services      Vice President and Secretary
Managing Director, CIGNA
Retirement & Investment Services,
Inc. and TimesSquare Capital
Management, Inc.


________________________________________________________________________________

CIGNA High Income Shares is a closed-end, diversified management investment company that invests primarily in high yield, fixed income securities. The investment adviser is TimesSquare Capital Management, Inc., 280 Trumbull Street, Hartford, Connecticut 06103. Shenkman Capital Management, Inc. is the Fund's sub-adviser.

Shareholders may elect to have dividends automatically invested in additional shares of CIGNA High Income Shares by participating in the Automatic Dividend Investment Plan ("the Plan"). For a brochure describing this Plan or general inquiries about your account, contact EquiServe, P.O. Box 43011, Providence, RI 02940-3011 or you may call toll free 1-800-426-5523.
________________________________________________________________________________

[CIGNA TREE LOGO GRAPHIC APPEARS HERE/R/]
 CIGNA

CIGNA High Income Shares                [CIGNA TREE LEAVES GRAPHIC APPEARS HERE]
3 Newton Executive Park, Suite 200
Newton, MA 02462

                                                                      CIGNA HIGH
                                                                   INCOME SHARES

--------------------                    ________________________________________
 PRESORTED STANDARD
    U.S. POSTAGE                                            THIRD QUARTER REPORT
       PAID                                                   SEPTEMBER 30, 2003
 SO. HACKENSACK, NJ
    PERMIT 750
--------------------




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